UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

October 10, 2006

Copart, Inc.

(Exact name of registrant as specified in its charter)

California	0-23255	94-2867490
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4665 Business Center Drive
Fairfield, California 94534

(Address of Principal Executive Offices, including Zip Code)

(707) 639-5000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 — Corporate Governance and Management

Item 5.02                         Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On October 10, 2006, the Board of Directors (the “Board”) of Copart, Inc. (the “Company”) elected Daniel Englander as a new director.  In addition, as indicated below, the Board adopted an amendment to the Company’s Bylaws increasing the size of the Board from seven directors to eight directors.  Mr. Englander will serve until the 2006 Annual Meeting of the Shareholders, and until such time as his successor is duly elected and qualified, or until his earlier resignation or removal.  The Board has determined that Mr. Englander is “independent” as contemplated by Rule 4200 of the Marketplace Rules of the National Association of the Securities Dealers, Inc.  Mr. Englander was also named as a member of the Audit Committee, Compensation Committee, and Nominating and Governance Committee.  Mr. Englander will receive standard compensation for non-employee directors of the Company.

There is no arrangement or understanding between Mr. Englander and any other persons pursuant to which he was selected as a director.  There are no relationships between Mr. Englander and the Company or its subsidiaries that would require disclosure pursuant to Item 404(a) of Regulation S-K.  A copy of the Company’s press release announcing the foregoing is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 5.03                         Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 10, 2006, the Board approved an amendment to the Company’s Bylaws in order to increase the size of the Board from seven directors to eight directors.

The foregoing description of the amendment to the Company’s Bylaws does not purport to be complete and is qualified in its entirety by reference to the Certificate of Amendment of Bylaws of Copart, Inc., which is filed as Exhibit 99.2 attached hereto and is incorporated herein by reference.

Section 9 — Financial Statements and Exhibits

Item 9.01                         Financial Statements and Exhibits.

(d)           Exhibits

Exhibit	Description
99.1	Press Release, dated October 13, 2006, of Copart, Inc. announcing the election of Daniel Englander to the Board of Directors.

99.2	Certificate of Amendment of Bylaws of Copart, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Copart, Inc.

By:	/s/ WILLIAM E. FRANKLIN
William E. Franklin Senior Vice President and Chief Financial Officer

Date:  October 13, 2006

Exhibit Index

Exhibit Number	Exhibit Title
99.1	Press Release, dated October 13, 2006, of Copart, Inc. announcing the election of Daniel Englander to the Board of Directors.

99.2	Certificate of Amendment of Bylaws of Copart, Inc.